UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2014

SOLAR POWER, INC.
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	000-50142 (Commission File Number)	20- 4956638 (I.R.S. Employer Identification No.)

3400 Douglas Boulevard, Suite 285
Roseville, California 95661-3875
(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 28, 2014, the wholly owned subsidiary of Solar Power, Inc. (the “Company”), Xinwei Solar Power Engineering (Suzhou) Co., Ltd. (“Xinwei Solar”), a company incorporated under the laws of the People’s Republic of China, entered into a share purchase framework agreement (the “Share Purchase Framework Agreement”) with All-Zip Roofing and its shareholders (the “Sellers”) for the acquisition (the “Acquisition”) of the 100% equity interest in Shanghai All-Zip Metal Roofing System Co., Ltd. (“All-Zip Roofing”), a company incorporated under the laws of the People’s Republic of China. The Sellers include two individuals, Zhong Junhao and Li Jin, and five private equity investors, Tong Ling Hong Xin Ling Xiang Investment Partnership, Shanghai Yi Ju Sheng Yuan Investment Center, Shanghai NineCity Investment Holding (Group) Ltd., Shanghai Yi Ju Sheng Quan Equity Investment Center, and Shanghai Panshi Investment Co., Ltd.

Subject to the terms and conditions of the Share Purchase Framework Agreement, (i) Xinwei Solar contemplates to acquire All-Zip Roofing for an aggregate purchase price of 11 times the earnings of All-Zip Roofing, based on its audited financial statements for the year of 2014, (ii) consideration for the Acquisition shall consist entirely of the Company’s ordinary shares valued at a price of US$2.38 per share, (iii) certain restructuring steps of All-Zip’s shareholding structure shall be completed and (iv) the closing date of the Acquisition shall occur within 10 working days after the date that Xinwei Solar and the Sellers confirm that all closing conditions are fulfilled.

The foregoing summary of the terms and conditions of the Share Purchase Framework Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, attached hereto as Exhibit 10.1, and which is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1

Translation of Share Purchase Framework Agreement by and among Xinwei Solar Power Engineering (Suzhou) Co., Ltd., Zhong Junhao, Li Jin, Tong Ling Hong Xin Ling Xiang Investment Partnership, Shanghai Yi Ju Sheng Yuan Investment Center, Shanghai NineCity Investment Holding (Group) Ltd., Shanghai Yi Ju Sheng Quan Equity Investment Center, Shanghai Panshi Investment Co., Ltd. and Shanghai All-Zip Roofing System Group Co., Ltd. dated October 28, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC. a California Corporation

Dated: October 29, 2014	/s/ Amy Jing Liu Name: Amy Jing Liu Title: Chief Financial Officer

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